MFS GROWTH OPPORTUNITIES FUND
500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

April 17, 2007

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in MFS® Growth Opportunities Fund (the "Growth Opportunities Fund"). Votes will be cast at a shareholder meeting scheduled for June 7, 2007. While you are, of course, welcome to join us at the Growth Opportunities Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is similar to the Growth Opportunities Fund called the Massachusetts Investors Growth Stock Fund. The Massachusetts Investors Growth Stock Fund has the same investment objective as that of the Growth Opportunities Fund and also has investment strategies substantially similar to those of the Growth Opportunities Fund. This reorganization would provide you with the opportunity to participate in a substantially larger combined fund with lower management fees, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and potentially greater prospects for asset growth over time.

After careful consideration, the Growth Opportunities Fund's Trustees have unanimously determined that a tax-free reorganization of the Growth Opportunities Fund into the Massachusetts Investors Growth Stock Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Growth Opportunities Fund's expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call 888-684-2426, Monday through Friday between 9:00 A.M. and 11:00 P.M and Saturday between 12:00 P.M. and 6:00 P.M. Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer
President
MFS® Family of Funds

MFS GROWTH OPPORTUNITIES FUND

500 Boylston Street, Boston, Massachusetts 02116

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2007

A Special Meeting (the "Meeting") of Shareholders of MFS Growth Opportunities Fund, a Massachusetts business trust, will be held at the offices of the MFS Growth Opportunities Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on June 7, 2007, at 2:00 p.m. Eastern time for the following purposes:

ITEM 1.  To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between the MFS Growth Opportunities Fund (the "Growth Opportunities Fund"), a Massachusetts business trust, and the Massachusetts Investors Growth Stock Fund, a Massachusetts business trust, providing for the transfer of assets to and the assumption of liabilities of the Growth Opportunities Fund by the Massachusetts Investors Growth Stock Fund in exchange solely for shares of beneficial interest of the Massachusetts Investors Growth Stock Fund, the distribution of the Massachusetts Investors Growth Stock Fund shares to the shareholders of the Growth Opportunities Fund in liquidation of the Growth Opportunities Fund and the termination of the Growth Opportunities Fund.

ITEM 2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on April 2, 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton
Assistant Secretary and Assistant Clerk

April 17, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

[This Page Intentionally Left Blank]

Prospectus/Proxy Statement

April 17, 2007

Acquisition of the assets and liabilities of

MFS GROWTH OPPORTUNITIES FUND
500 Boylston Street
Boston, Massachusetts 02116
(617) 954-5000

By and in exchange for shares of

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
500 Boylston Street
Boston, Massachusetts 02116
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Growth Opportunities Fund (the "Growth Opportunities Fund") into the Massachusetts Investors Growth Stock Fund. If the proposed reorganization is approved, each Class A, Class B, and Class I shareholder of the Growth Opportunities Fund will receive a number of full and fractional shares of the corresponding class of shares of the Massachusetts Investors Growth Stock Fund equal in value at the date of the exchange to the total value of the shareholder's Growth Opportunities Fund shares. (The Massachusetts Investors Growth Stock Fund also offers eleven separate classes of shares, Class C, Class J, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C shares for which there are no corresponding classes of Growth Opportunities Fund shares; these classes of shares are not involved in the reorganization.) Like the Growth Opportunities Fund, the Massachusetts Investors Growth Stock Fund is part of the family of funds advised by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC") and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-225-2606, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Massachusetts Investors Growth Stock Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated April 1, 2007, of the Massachusetts Investors Growth Stock Fund, as supplemented from time to time (the "Massachusetts Investors Growth Stock Fund Prospectus") and (ii) the Massachusetts Investors Growth Stock Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2006 (the "Massachusetts Investors Growth Stock Fund Annual Report"). The Massachusetts Investors Growth Stock Fund Prospectus and the Massachusetts Investors Growth Stock Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)  the Prospectus, dated May 1, 2006, of the Growth Opportunities Fund, as supplemented from time to time;

(ii)  the Statement of Additional Information, dated May 1, 2006, of the Growth Opportunities Fund, as supplemented from time to time;

(iii)  the Statement of Additional Information, dated April 1, 2007, of the Massachusetts Investors Growth Stock Fund, as supplemented from time to time;

(iv)  the Growth Opportunities Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2006; and

(v)  a Statement of Additional Information, dated April 17, 2007, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC's Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC's Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Growth Opportunities Fund are 002-36431 and 811-2032. The SEC file numbers for the documents listed above relating to the Massachusetts Investors Growth Stock Fund are 002-14677 and 811-0859. The SEC file number for the Statement of Additional Information relating to this Prospectus / Proxy Statement is 333-141147.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Synopsis	2

Risk Factors	13

General	15

Proposal Regarding Approval or Disapproval of Agreement and Plan of Reorganization and the Related Reorganization Transaction	15

Background and Reasons for the Proposed Reorganization	16

Information About the Reorganization	18

Voting Information	24

Miscellaneous	32

Form of Agreement and Plan of Reorganization	A-1

Enclosures

Prospectus of the Massachusetts Investors Growth Stock Fund, dated April 1, 2007, as supplemented

Annual Report of the Massachusetts Investors Growth Stock Fund, for the fiscal year ended November 30, 2006

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.  What is being proposed?

The Board of Trustees of the Growth Opportunities Fund, which is comprised of the same individuals as the Board of Trustees of the Massachusetts Investors Growth Stock Fund, is recommending that shareholders of the Growth Opportunities Fund approve the reorganization of the Growth Opportunities Fund into the Massachusetts Investors Growth Stock Fund. If approved by shareholders, the assets and liabilities of the Growth Opportunities Fund will be transferred to the Massachusetts Investors Growth Stock Fund. In consideration therefor, the Massachusetts Investors Growth Stock Fund will deliver to the Growth Opportunities Fund a number of shares of the Massachusetts Investors Growth Stock Fund having an aggregate net asset value equal to the value of the assets of the Growth Opportunities Fund less the value of liabilities of the Growth Opportunities Fund. Immediately following the transfer, the Massachusetts Investors Growth Stock Fund shares received by the Growth Opportunities Fund will be distributed to its shareholders, in proportion to their holdings in the Growth Opportunities Fund. (All of these transactions are referred to below collectively as the "reorganization.")

2.  What will happen to my shares of the Growth Opportunities Fund as a result of the reorganization?

Your shares of the Growth Opportunities Fund will, in effect, be exchanged on a tax-free basis for shares of the corresponding class of the Massachusetts Investors Growth Stock Fund with an equal total net asset value.

3.  Why is the reorganization being proposed, and what are the benefits of merging the Growth Opportunities Fund into the Massachusetts Investors Growth Stock Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of each Fund's shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization would provide you with the opportunity to participate in a significantly larger combined fund with the same investment objective and substantially similar investment policies and strategies, lower management fees, potentially lower expenses resulting from fixed costs being spread over a larger asset base, a generally better historical performance record, and potentially greater prospects for asset growth over time. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis.

As shown in more detail below, the two Funds have the same investment objective and substantially similar investment policies and strategies. It is estimated that if the reorganization is completed, each class of the combined fund will have a lower expense ratio than the current expense ratio of the corresponding class of the Growth Opportunities Fund (by an estimated 0.03%, 0.14% and 0.14% for Class A, Class B and Class I shares, respectively). In addition, although past performance is not an indication of future performance, the Massachusetts Investors Growth Stock Fund generally has a better historical performance record than does the Growth Opportunities Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Growth Opportunities Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see "Background and Reasons for the Proposed Reorganization" below.

4.  How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objective of the two Funds is identical, as both Funds seek capital appreciation. The investment objective of both Funds can be changed without shareholder approval.

The Funds have substantially similar investment policies, strategies and restrictions. The Massachusetts Investors Growth Stock Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. Although the Growth Opportunities Fund invests "primarily" in equity securities, it does not employ a percentage requirement. MFS focuses on investing both of the Funds' assets in the stock of companies it believes to have above average earnings growth potential compared to other companies ("growth companies"). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest both Funds' assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest both Funds' assets in foreign securities. MFS may also invest both Funds' assets in derivatives. The Funds are both diversified, and have identical fundamental and non-fundamental investment restrictions.

MFS uses a bottom-up investment approach in buying and selling investments for the Funds. Investments for each Fund are selected primarily based on fundamental analysis by MFS of issuers and their potential, as determined by MFS, in light of their current financial condition, industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund's Prospectus. For more information regarding each Fund's investment policies and restrictions, see, among other disclosures, (i) "Certain Investment Policies and Risks" in the Prospectuses of the Massachusetts Investors Growth Stock Fund and the Growth Opportunities Fund, (ii) "Investment Strategies, Risks and Restrictions" in Part I of each Fund's current Statement of Additional Information, and (iii) "Investment Techniques, Practices, Risks and Restrictions", "Appendix E — Investment Strategies and Risks" and "Appendix F — Investment Restrictions" in Part II of each Fund's current Statement of Additional Information.

5.  How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

The tables below show the Funds' contractual and effective management fee rates, sales charges and annual operating expenses.

Management Fees. The annual management fee rate set forth in each Fund's Investment Advisory Agreement with MFS and each Fund's effective management fee rate is as follows:

Growth Opportunities Fund
Contractual Management Fee Rate	Effective Management Fee Rate (for the fiscal year ended December 31, 2006)
0.50% on first $200 million of average daily net assets; 0.40% in excess of $200 million of average daily net assets	0.45% of average daily net assets

Massachusetts Investors Growth Stock Fund
Contractual Management Fee Rate	Effective Management Fee Rate (for the fiscal year ended November 30, 2006)
0.33% of average daily net assets (at all asset levels)	0.33% of average daily net assets

If the reorganization is consummated, the combined fund will pay management fees pursuant to the Massachusetts Investors Growth Stock Fund's lower contractual management fee schedule, as set forth in the chart above.

Sales Charges and Rule 12b-1 Fees. The maximum sales charges are the same for the relevant classes of both Funds; however, no initial sales charge will be charged to Class A shareholders in connection with the reorganization of the Funds. The contingent deferred sales charge ("CDSC") aging schedule for Class A and Class B shares held by a shareholder of the Growth Opportunities Fund will be carried over to Class A and Class B shares of the Massachusetts Investors Growth Stock Fund received by such shareholder in the reorganization. In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), are the same for Class A and Class B shares of the Growth Opportunities Fund as for Class A and Class B shares, respectively, of the Massachusetts Investors Growth Stock Fund. However, the distribution fee of 0.10% for Class A shares of the Growth Opportunities Fund is not currently in effect, although it may be implemented on such date as the Board of Trustees of the Growth Opportunities Fund determines. The current effective amount payable under the Rule 12b-1 distribution plan for Class A of the Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund is 0.25% and 0.35%, respectively. However, if the reorganization is consummated, Massachusetts Investors Growth Stock Fund's higher Class A Rule 12b-1 fee would be offset by the Fund's lower contractual management fee rate (0.33% at all asset levels for Massachusetts Investors Growth Stock Fund compared to 0.45% at current asset levels for Growth

Opportunities Fund) and Massachusetts Investors Growth Stock Fund's lower "Other Expenses", as discussed further below.

Other Expenses and Total Annual Fund Operating Expenses. As shown in greater detail in the tables below, the Massachusetts Investors Growth Stock Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" for each class of shares for the twelve-month period ended November 30, 2006 were lower than were the Growth Opportunities Fund's "Other Expenses" and "Total Annual Fund Operating Expenses," respectively, for the corresponding classes of shares for the twelve-month period ended December 31, 2006, and it is estimated that the expenses of each class of shares of the combined fund will be lower than the expenses of the corresponding class of Growth Opportunities Fund.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that the Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund incurred in the twelve months ended December 31, 2006 and November 30, 2006, respectively, and estimates of pro forma expenses of the Massachusetts Investors Growth Stock Fund after giving effect to the reorganization (assuming that the reorganization occurred at the beginning of the twelve-month period ended November 30, 2006).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Growth Opportunities Fund	5.75%*	None	None
Massachusetts Investors Growth Stock Fund	5.75%*†	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Growth Opportunities Fund	See Below*	4.00%**	None
Massachusetts Investors Growth Stock Fund	See Below*	4.00%**	None

†  No sales charge will be paid on shares of the Massachusetts Investors Growth Stock Fund issued in connection with this proposed reorganization.

*  A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares of if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.

**  4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

Annual Fund Operating Expenses
  (Expenses that are deducted from Fund assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees(1)	Other Expenses(2)	Total Annual Operating Expenses
Growth Opportunities Fund(3)
Class A	0.45%	0.24%	0.27%	0.96%
Class B	0.45%	1.00%	0.27%	1.72%
Class I	0.45%	N/A	0.27%	0.72%
Massachusetts Investors Growth Stock Fund(3)
Class A	0.33%	0.35%	0.25%	0.93%
Class B	0.33%	1.00%	0.25%	1.58%
Class I	0.33%	N/A	0.25%	0.58%
Massachusetts Investors Growth Stock Fund (Pro forma combined)(4)
Class A	0.33%	0.35%	0.25%	0.93%
Class B	0.33%	1.00%	0.25%	1.58%
Class I	0.33%	N/A	0.25%	0.58%

(1)  Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum Rule 12b-1 fee for Class A shares of the Growth Opportunities Fund and Class A shares of the Massachusetts Investors Growth Stock Fund is 0.35% (consisting of a 0.10% distribution fee and a 0.25% service fee). With respect to both Funds, assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15%. However, for both Funds, to the extent the Class A service fees paid under the distribution plan do not exceed 0.25% annually, the Fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. For Class A shares of the Growth Opportunities Fund, the 0.10% distribution fee is not currently in effect, but may be implemented on such date as the Fund's Board of Trustees may determine. The maximum Rule 12b-1 fee for Class B shares of the Growth Opportunities Fund and Class B shares of the Massachusetts Investors Growth Stock Fund is 1.00% (consisting of a 0.75% distribution fee and a 0.25% service fee). Class I shares of the Growth Opportunities Fund and Class I shares of the Massachusetts Investors Growth Stock Fund are not subject to a Rule 12b-1 distribution and service fee.

(2)  Each Fund had an expense offset agreement that reduces that Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent that reduced fund expenses. Any such fee reductions are not reflected in the table.

(3)  Expenses computed for the Growth Opportunities Fund based on operating expenses for the twelve-month period ended December 31, 2006, the Fund's most recent fiscal year. Expenses computed for the Massachusetts Investors Growth Stock Fund based on operating expenses for the twelve-month period ended November 30, 2006, the Fund's most recent fiscal year.

(4)  Assumes that the reorganization occurred at the beginning of the twelve-month period ended November 30, 2006.

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Massachusetts Investors Growth Stock Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested. They also assume that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Growth Opportunities Fund
Class A	$667	$863	$1,075	$1,685
Class B(1)
Assuming redemption at end of period	$575	$842	$1,133	$1,829
Assuming no redemption	$175	$542	$933	$1,829
Class I	$74	$230	$401	$894
Massachusetts Investors Growth Stock Fund
Class A	$664	$854	$1,060	$1,652
Class B(1)
Assuming redemption at end of period	$561	$799	$1,060	$1,704
Assuming no redemption	$161	$499	$860	$1,704
Class I	$59	$186	$324	$726
Massachusetts Investors Growth Stock Fund
(Pro Forma Combined)
Class A	$664	$854	$1,060	$1,652
Class B(1)
Assuming redemption at end of period	$561	$799	$1,060	$1,704
Assuming no redemption	$161	$499	$860	$1,704
Class I	$59	$186	$324	$726

(1)  Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A expenses.

For more information on the fees and expenses of each Fund, see "Expense Summary" in each Fund's Prospectus.

6.  How has the Massachusetts Investors Growth Stock Fund performed?

As shown in the tables below, Class A shares of the Massachusetts Investors Growth Stock Fund outperformed Class A shares of the Growth Opportunities Fund in seven of the last ten calendar years, and each class of shares of the Massachusetts Investors Growth Stock Fund outperformed the corresponding class of shares of the Growth Opportunities Fund for the 1-year, 5-year and 10-year periods ended December 31, 2006. The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds' performance from year to year, and by showing how the Funds' average annual total returns for the 1-year, 5-year, and 10-year periods ending December 31, 2006 compare with those of a broad measure of market performance.

Annual Total Return(1) (Total Investment Return at NAV)

Class A Shares
	Years ended December 31
	2006	2005	2004(2)	2003(3)	2002
Growth Opportunities Fund	5.94%	0.89%	10.75%	28.69%	(29.65)%
Massachusetts Investors Growth Stock Fund	7.48%	3.88%	9.63%	22.64%	(28.39)%
	2001	2000	1999	1998	1997
Growth Opportunities Fund	(24.67)%	(11.30)%	32.82%	29.17%	23.28%
Massachusetts Investors Growth Stock Fund	(24.80)%	(7.22)%	38.75%	40.00%	48.15%

(1)  The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges or redemption fees. The total returns for Class B shares of each Fund would have been lower than the returns for Class A shares because Class B shares have higher total annual expense ratios. The total returns for Class I shares of each Fund would have been higher than the returns for Class A shares because Class I shares have lower total annual expense ratios. The Growth Opportunities Fund's total return for the three-month period ended March 31, 2007 was 0.12%. The Massachusetts Investors Growth Stock Fund's total return for the three-month period ended March 31, 2007 was (0.29)%. During the periods shown in the table, the highest quarterly returns for the Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund were 30.17% (for the calendar quarter ended December 31, 1999), and 28.20% (for the calendar quarter ended December 31, 1999), respectively, and the lowest quarterly returns were (24.03)% (for the calendar quarter ended September 30, 2001), and (21.62)% (for the calendar quarter ended September 30, 2001), respectively.

(2)  For both Funds, the 2004 total return includes proceeds received by each Fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with Fund sales. Excluding the effect of this payment, each Fund's 2004 total return would have been lower.

(3)  For both Funds, the 2003 total return includes proceeds received by the Fund from a non-recurring litigation settlement. Excluding the effect of this payment, each Fund's 2003 annual total return would have been lower.

Average Annual Total Returns(1) as of December 31, 2006 (Load Adjusted)

	1 Year	5 Year	10 Year
Growth Opportunities Fund
Returns Before Taxes
Class A Shares	(0.15)%	0.20%	3.62%
Class B Shares	1.15%	0.21%	3.43%
Class I Shares	6.25%	1.64%	4.48%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(2)	(0.15)%	0.18%	2.02%
Returns After Taxes on Distributions and Sale of Class A Shares	(0.10)%	0.17%	2.68%
Benchmark Comparison (Returns Before Taxes)
Russell 1000 Growth Index(3)(4)	9.07%	2.69%	5.44%
Massachusetts Investors Growth Stock Fund
Returns Before Taxes
Class A Shares	1.30%	0.26%	7.36%
Class B Shares	2.82%	0.41%	7.29%
Class I Shares	7.89%	1.81%	8.37%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(2)	1.30%	0.25%	6.21%
Returns After Taxes on Distributions and Sale of Class A Shares	0.84%	0.22%	5.97%
Benchmark Comparison (Returns Before Taxes)
Russell 1000 Growth Index(3)(4)	9.07%	2.69%	5.44%

(1)  The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase). The performance returns for the benchmark comparisons do not reflect the deduction of sales charges. All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable.

(2)  After-tax returns are calculated using the historic highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each Fund, and after-tax returns for Class B and Class I shares of each Fund vary from the returns

(3)  Source: FactSet Research Systems Inc.

(4)  The Russell 1000 Growth Index is constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Of course, the Funds' past performance is not an indication of future performance. To review information regarding the Massachusetts Investors Growth Stock Fund in more detail, please refer to the Massachusetts Investors Growth Stock Fund Prospectus and the Massachusetts Investors Growth Stock Fund Annual Report, both of which are enclosed.

7.  What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund's respective most recent fiscal year, the Growth Opportunities Fund had a portfolio turnover rate of 61% and the Massachusetts Investors Growth Stock Fund had a portfolio turnover rate of 91%.

8.  Who manages the Massachusetts Investors Growth Stock Fund?

The Massachusetts Investors Growth Stock Fund is managed by Stephen Pesek, an MFS Senior Vice President, Jeffrey C. Constantino, an MFS Vice President, and Maureen H. Pettirossi, an MFS Vice President (collectively, the "Portfolio Managers").

Ms. Pettirossi has been a portfolio manager for Massachusetts Investors Growth Stock Fund since December 2005, and has been employed in the investment management area of MFS since 2002. Ms. Pettirossi was a Senior Securities Analyst of Wilke/Thompson Capital Management prior to 2002.

Mr. Pesek has been a portfolio manager for the Massachusetts Investors Growth Stock Fund since 1999, and has been employed in the investment management area of MFS since 1994.

Mr. Constantino has been a portfolio manager for the Massachusetts Investors Growth Stock Fund since November 2006, and has been employed in the investment management area of MFS since 2000.

The Statement of Additional Information, dated April 1, 2007, of the Massachusetts Investors Growth Stock Fund, as supplemented from time to time, provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Massachusetts Investors Growth Stock Fund.

9.  How will the reorganization happen?

If the reorganization is approved, your Growth Opportunities Fund shares will be effectively exchanged for that number of Massachusetts Investors Growth Stock Fund shares equal in total net asset value to the net value of assets of the Growth Opportunities Fund shares transferred to the Massachusetts Investors Growth Stock Fund as of the close of trading on or about June 22, 2007. This exchange will not affect the total dollar value of your investment.

10.  Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss will be recognized by you or the Growth Opportunities Fund as a direct result of the reorganization and your aggregate tax basis in the Massachusetts Investors Growth Stock Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Growth Opportunities Fund shares. That said, because the reorganization will cause the Growth Opportunities Fund's tax year to end on a date earlier than the last day of its normal tax year, it may accelerate distributions from that Fund to its shareholders. In particular, the Growth Opportunities Fund will recognize income and net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date, and on or before that date it must declare a dividend paying out any such net gains to shareholders. Also, to the extent that the Growth Opportunities Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see "Federal Income Tax Consequences" below.

11.  Will my dividend be affected by the reorganization?

Currently, the Growth Opportunities Fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually. Distributions by the Growth Opportunities Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Massachusetts Investors Growth Stock Fund is expected to be the same as the Growth Opportunities Fund's regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Growth Opportunities Fund. Of course, the amount of these dividends will reflect the investment performance of the Massachusetts Investors Growth Stock Fund.

The Massachusetts Investors Growth Stock Fund will not permit any Growth Opportunities Fund shareholder holding certificates for Growth Opportunities Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Growth Opportunities Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Massachusetts Investors Growth Stock Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Growth Opportunities Fund shares in cash.

12.  What Massachusetts Investors Growth Stock Fund shares will shareholders of the Growth Opportunities Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B and Class I shares of the Growth Opportunities Fund will receive newly-issued Class A, Class B and Class I shares, respectively, of the Massachusetts Investors Growth Stock Fund in accordance with their percentage ownership of Class A, Class B and Class I shares of the Growth Opportunities Fund. The Massachusetts Investors Growth Stock Fund is a Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust ("Massachusetts Investors Growth Stock Fund Declaration of Trust") and by-laws, as amended and restated. The Growth Opportunities Fund is also a Massachusetts business trust, and is governed by its Amended and Restated Declaration of Trust ("Growth Opportunities Fund Declaration of Trust") and by-laws, as amended and restated. The Massachusetts Investors Growth Stock Fund Declaration of Trust and the Growth Opportunities Fund Declaration of Trust are substantially similar, and their by-laws are identical, to one another. Accordingly, shareholders of the Growth Opportunities Fund will have substantially similar rights that they currently have as shareholders of the Growth Opportunities Fund if they become shareholders of the Massachusetts Investors Growth Stock Fund. Each Fund is overseen by a separate Board of Trustees comprised of the same individuals.

13.  Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS Funds, are identical with respect to Class A, Class B, and Class I shares of each Fund.

Both Funds currently offer Class A, Class B and Class I shares. The Massachusetts Investors Growth Stock Fund also offers Class C, Class J, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C shares. Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFD at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestments of distributions by the Funds are made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund's valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

For more information on the principal share characteristics of the Funds, see "Description of Share Classes" and "How to Purchase, Redeem and Exchange Shares" in each Fund's current Prospectus.

14.  How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Massachusetts Investors Growth Stock Fund you are receiving and the procedures for surrendering your certificates of the Growth Opportunities Fund, if you have any. If the reorganization is not approved, the Growth Opportunities Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider other alternatives.

15.  Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Massachusetts Investors Growth Stock Fund you receive will equal the total value of the shares of the Growth Opportunities Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Massachusetts Investors Growth Stock Fund, and how do they compare with those for the Growth Opportunities Fund?

Because the Funds share the same investment objectives and have substantially similar investment policies, the risks of an investment in the Massachusetts Investors Growth Stock Fund are substantially similar to the risks of an investment in the Growth Opportunities Fund. As of December 31, 2006, the five-year standard deviation was 12.61% for the Massachusetts Investors Growth Stock Fund and 13.55% for the Growth Opportunities Fund (a higher percentage for standard deviation reflects a higher risk profile). The standard deviation for each Fund's benchmark for this period was 13.17%.

Each Fund is principally subject to the risks described below:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Growth Company Risk: The stock of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

Management Risk: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, (i) "Risk Return Summary — Principal Risks" and "Certain Investment Policies and Risks — Further Information on Investment Strategies and Risks" in each Fund's Prospectus, (ii) "Investment Strategies, Risks and Restrictions" in Part I of each Fund's current Statement of Additional Information, and (iii) "Appendix E — Investment Strategies and Risks" in Part II of each Fund's current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Growth Opportunities Fund into the Massachusetts Investors Growth Stock Fund and the solicitation of proxies by and on behalf of the Trustees of the Growth Opportunities Fund for use at the Special Meeting of Shareholders of the Growth Opportunities Fund (the "Meeting"). The Meeting is to be held on June 7, 2007, at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 17, 2007.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Growth Opportunities Fund's Assistant Secretary at the principal office of the Growth Opportunities Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Growth Opportunities Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Growth Opportunities Fund as described below.

As of April 2, 2007, the Growth Opportunities Fund had outstanding 34,560,735.398; 1,696,884.004 and 363,323.700 of its Class A, Class B and Class I shares of beneficial interest, respectively. Only shareholders of record as of the close of business on April 2, 2007 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Growth Opportunities Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF
AGREEMENT AND PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Growth Opportunities Fund are being asked to approve or disapprove a reorganization between the Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the "Agreement"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Growth Opportunities Fund to the Massachusetts Investors Growth Stock Fund in exchange for that number of full and fractional Class A, Class B and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Massachusetts Investors Growth Stock Fund, all as more fully described below under "Information About the Reorganization."

After receipt of the Reorganization Shares, the Growth Opportunities Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, and the Class I Reorganization Shares to its Class I shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Growth Opportunities Fund. Each shareholder of the Growth Opportunities Fund will receive a number of full and fractional Class A, Class B and Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Growth Opportunities Fund shares of the corresponding class.

On or prior to the "Exchange Date" (as defined below), the Growth Opportunities Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Growth Opportunities Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Growth Opportunities Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Massachusetts Investors Growth Stock Fund.

In the event that this proposal is not approved by the shareholders of the Growth Opportunities Fund, the Growth Opportunities Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of the Growth Opportunities Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Funds' Boards of Trustees, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Growth Opportunities Fund. The Massachusetts Investors Growth Stock Fund and the Growth Opportunities Fund have separate Boards of Trustees comprised of the same individuals.

As discussed above, the Massachusetts Investors Growth Stock Fund and the Growth Opportunities Fund have the same investment objectives and substantially similar investment policies and strategies. Both Funds' investment objective is to seek capital appreciation.

In light of the similarities of the Funds, MFS advised the Board of Trustees of each Fund that it believes combining the Funds would be in the best interests of shareholders of both Funds and that the interests of each Fund's existing shareholders will not be diluted as a result of the proposed reorganization. The Board of Trustees of the Growth Opportunities Fund believes that the proposed reorganization will be advantageous to the Growth Opportunities Fund's shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.  The similarities and differences, as described above, in the Funds' investment objectives, strategies, and restrictions;

2.  Although past performance is not an indication of future results, the Massachusetts Investors Growth Stock Fund generally has a better overall historical performance record than does the Growth Opportunities Fund;

3.  The relative risks of investing in either Fund;

4.  The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

5.  Each Fund is permitted to invest in the same types of investments;

6.  The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Growth Opportunities Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

7.  The pro forma total expense ratios for Class A, Class B and Class I shares (following the reorganization) of the Massachusetts Investors Growth Stock Fund are estimated to be 0.04%, 0.14% and 0.14% lower than the corresponding Class A, Class B and Class I shares of the Growth Opportunities Fund, based on expenses incurred for the twelve-month period ended November 30, 2006;

8.  The effective management fees paid to MFS by the Massachusetts Investors Growth Stock Fund are less than the effective management fee paid to MFS by the Growth Opportunities Fund;

9.  The combined fund will continue to be managed by MFS, and the sole portfolio manager who currently manages the Growth Opportunities Fund is also one of the three portfolio managers who will manage the combined fund;

10.  The compatibility of the Funds' shareholder service features;

11.  The expected liabilities of each Fund;

12.  The relative sizes of the Funds, and the possibility that the increased size of the combined Fund could, over time, provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

13.  The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.  The estimated costs that will be borne by MFS in connection with the reorganization, including any estimated decrease in investment advisory fees that will be paid to MFS;

15.  The combined fund's ability to use the Growth Opportunities Fund's pre-reorganization capital loss carry forwards, if any, to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

16.  The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Growth Opportunities Fund through the sale of the Fund's portfolio securities and distribution of the cash to its shareholders; and

17.  The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Massachusetts Investors Growth Stock Fund considered that the reorganization presents an opportunity for the Massachusetts Investors Growth Stock Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Massachusetts Investors Growth Stock Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Massachusetts Investors Growth Stock Fund would realize as a result of the transaction. The reorganization would also provide shareholders with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see "Synopsis, question 5" for a discussion of expenses).

The Boards of Trustees of both Funds also considered that MFS could benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Growth Opportunities Fund shareholder were to redeem his or her shares to invest in another fund, such as the Massachusetts Investors Growth Stock Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Growth Opportunities Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Growth Opportunities Fund's shareholders to exchange their investment in that fund for an investment in the Massachusetts Investors Growth Stock Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Massachusetts Investors Growth Stock Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the "Agreement"). The Agreement provides that the

Massachusetts Investors Growth Stock Fund will acquire the assets and liabilities of the Growth Opportunities Fund in exchange for the issuance of Class A, Class B and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on June 22, 2007 (or such other date as may be agreed upon by the parties) following the time as of which the Funds' shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the "Exchange Date"). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Growth Opportunities Fund will sell its assets to the Massachusetts Investors Growth Stock Fund, and in exchange, the Massachusetts Investors Growth Stock Fund will assume all liabilities of the Growth Opportunities Fund and deliver to the Growth Opportunities Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Growth Opportunities Fund attributable to its Class A shares, less the value of the liabilities of the Growth Opportunities Fund assumed by the Massachusetts Investors Growth Stock Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Growth Opportunities Fund attributable to its Class B shares, less the value of the liabilities of the Growth Opportunities Fund assumed by the Massachusetts Investors Growth Stock Fund attributable to such Class B shares; and (iii) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Growth Opportunities Fund attributable to its Class I shares, less the value of the liabilities of the Growth Opportunities Fund assumed by the Massachusetts Investors Growth Stock Fund attributable to such Class I shares.

On or as soon after the Exchange Date as is conveniently practicable, the Growth Opportunities Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Growth Opportunities Fund, the full and fractional Reorganization Shares received by the Growth Opportunities Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Growth Opportunities Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Growth Opportunities Fund, and Class I Reorganization Shares being distributed to holders of Class I shares of the Growth Opportunities Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class I shares of the Growth Opportunities Fund will receive a number of full and fractional Class A, Class B and Class I Reorganization Shares equal in aggregate net asset value to the net asset value of the Class A, Class B and Class I shares, respectively, of the Growth Opportunities Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Massachusetts Investors Growth Stock Fund in the name of such Growth Opportunities Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund. In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $152,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Growth Opportunities Fund's shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class B and Class I shares of the Massachusetts Investors Growth Stock Fund. Investors purchasing Class A shares of the Massachusetts Investors Growth Stock Fund normally pay a sales charge at the time of purchase, but Growth Opportunities Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a CDSC of 1% if such shares are redeemed within 12 months of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class A Reorganization Shares received by such holders of Class A shares of the Growth Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired such Class A shares of the Growth Opportunities Fund.) Class A shares of the Massachusetts Investors Growth Stock Fund are also subject to a maximum Rule 12b-1 fee of 0.35% of the Fund's average daily net assets attributable to Class A shares (consisting of a 0.10% distribution fee and 0.25% service fee).

Class B shares of the Massachusetts Investors Growth Stock Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Growth Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Growth Opportunities Fund. Class B shares of the Massachusetts Investors Growth Stock Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund's average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and 0.25% service fee). Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Growth Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Growth Opportunities Fund.

Class I shares of the Massachusetts Investors Growth Stock Fund are not subject to a sales charge, a CDSC upon redemption, or Rule 12b-1 distribution and service fees.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Massachusetts Investors Growth Stock Fund Declaration of Trust permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Massachusetts Investors Growth Stock Fund's shares are currently divided into fourteen classes — Class A, Class B, Class C, Class I, Class J, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Massachusetts Investors Growth Stock Fund. However, the Massachusetts Investors Growth Stock Fund Declaration of Trust disclaims shareholder liability for acts or obligations of the Massachusetts Investors Growth Stock Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Massachusetts Investors Growth Stock Fund or its Trustees. The Massachusetts Investors Growth Stock Fund Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Massachusetts Investors Growth Stock Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Massachusetts Investors Growth Stock Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Growth Opportunities Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a)  the reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Massachusetts Investors Growth Stock Fund and Growth Opportunities Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  under Section 361 of the Code, no gain or loss will be recognized by the Growth Opportunities Fund upon the transfer of its assets to the Massachusetts Investors Growth Stock Fund in exchange for Reorganization Shares and the assumption by the Massachusetts Investors Growth Stock Fund of the Growth Opportunities Fund's liabilities, or upon the distribution of the Reorganization Shares by the Growth Opportunities Fund to its shareholders in liquidation;

(c)  under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Growth Opportunities Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Growth Opportunities Fund;

(d)  under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Growth Opportunities Fund's shareholders receive in exchange for their Growth Opportunities Fund shares will be the same as the aggregate tax basis of the Growth Opportunities Fund shares exchanged therefor;

(e)  under Section 1223(1) of the Code, a Growth Opportunities Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Growth Opportunities Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Growth Opportunities Fund shares as a capital asset;

(f)  under Section 1032 of the Code, no gain or loss will be recognized by the Massachusetts Investors Growth Stock Fund upon receipt of the assets transferred to the Massachusetts Investors Growth Stock Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Massachusetts Investors Growth Stock Fund of the liabilities of the Growth Opportunities Fund;

(g)  under Section 362(b) of the Code, the Massachusetts Investors Growth Stock Fund's tax basis in the assets that the Massachusetts Investors Growth Stock Fund receives from the Growth Opportunities Fund will be the same as the Growth Opportunities Fund's tax basis in such assets immediately prior to such exchange;

(h)  under Section 1223(2) of the Code, the Massachusetts Investors Growth Stock Fund's holding periods in such assets will include the Growth Opportunities Fund's holding periods in such assets; and

(i)  under Section 381 of the Code, the Massachusetts Investors Growth Stock Fund will succeed to the capital loss carry forwards of the Growth Opportunities Fund, if any, but the use by the Massachusetts Investors Growth Stock Fund of any such capital loss carry forwards (and of capital loss carry forwards of the Massachusetts Investors Growth Stock Fund) may be subject to limitation under Sections 381, 382, 383 and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of each Fund and will also be based on customary assumptions. Notwithstanding the above, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Growth Opportunities Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of December 31, 2006, the Growth Opportunities Fund had $286,347,148 in capital loss carry forwards, which carry forwards will expire as of the dates set forth in the first column of the chart below. If the proposed reorganization is approved by the shareholders, the stated expiration dates will be accelerated to the dates listed in the second column of the chart below:

Pre-Reorganization Expiration Date	Post Reorganization Expiration Date	Amount
December 31, 2009	December 31, 2008	$113,157,694
December 31, 2010	December 31, 2009	$173,189,454
Total		$286,347,148

Capital loss carry forwards are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax attributes of the Massachusetts Investors Growth Stock Fund and the Growth Opportunities Fund, including any capital loss carry forwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined Fund. Under applicable tax laws, the ability of the Massachusetts Investors Growth Stock Fund, as the surviving combined Fund, to use the capital loss carry forwards of the Growth Opportunities Fund to offset future realized capital gains may be subject to an annual limitation under applicable tax laws if the reorganization occurs. Other tax rules would prohibit the use of one Fund's pre-reorganization capital loss carry forwards against the other Fund's "built-in gains" (i.e., net unrealized gains). The effect of these limitations will depend on the amount of losses and "built-in gains" in each Fund at the time of the reorganization. For example, if the reorganization had occurred on October 27,2006, the combined fund would have had net realized losses (i.e., capital loss carry forwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of approximately 70% of its net assets available to reduce capital gains and, absent the reorganization, each of the Massachusetts Investors Growth Stock Fund and the Growth Opportunities Fund would have had net realized losses equal to approximately 70% of its net assets available to reduce capital gains. Because the funds have such similar percentages of losses relative to their respective asset bases, the percentage of such losses available to offset capital gains after the transaction would not be significantly affected with respect to the Massachusetts Investors Growth Stock Fund. As of October 27,2006, however, both Funds had "built-in gains" and therefore, if the reorganization had occurred on that date, the prohibition on the use of capital loss carry forwards to offset such gains would apply. The application of these rules may accelerate taxable gain distributions to shareholders of the combined fund.

Capitalization. The following table shows the capitalization of the Funds as of November 30, 2006, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Growth Opportunities Fund	Massachusetts Investors Growth Stock Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net assets
Class A	$348,145,762	$3,937,421,313	$(132,821	)(a)	$4,285,434,254
Class B	$16,521,380	$1,389,907,758	(13,427	)(a)	$1,406,415,711
Class I	$4,140,406	$86,309,448	(1,813	)(a)	$90,448,041
Shares outstanding
Class A	36,801,451	285,527,066	25,246,248	(b)	310,773,314
Class B	1,969,745	110,991,654	1,319,599	(b)	112,311,253
Class I	434,708	6,132,243	294,272	(b)	6,426,515
Net asset value per share
Class A	$9.46	$13.79			$13.79
Class B	$8.39	$12.52			$12.52
Class I	$9.52	$14.07			$14.07

(a)  Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

(b)  If the reorganization had taken place on November 30, 2006, the MFS Growth Opportunities Fund would have received 25,246,248, 1,319,599, and 294,272 shares for Class A, Class B, and Class I, respectively, of the Massachusetts Investors Growth Stock Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the MFS Growth Opportunities Fund will receive on the Exchange Date. The foregoing is merely an example of what the MFS Growth Opportunities Fund would have received and distributed had the reorganization been consummated on November 30, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

The Trustees of the Growth Opportunities Fund, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Growth Opportunities Fund's shareholders by its Trustees for the Meeting to be held on June 7, 2007 at 2:00 p.m. at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Growth Opportunities Fund entitled to vote. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Growth Opportunities Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Growth Opportunities Fund at the close of business on April 2, 2007 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Growth Opportunities Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Growth Opportunities Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Growth Opportunities Fund. To the best of the knowledge of the Growth Opportunities Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Growth Opportunities Fund's outstanding shares:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
A	Nationwide Life Ins Co MFS Variable Account Dept 1748 PO Box 182029 Columbus OH 43218-2029	10.24%	0.85%

B	Citigroup Global Markets Inc Surpas House Account Attn Cindy Tempesta 7th Floor 333 W 34th St New York NY 10001-2402	5.95%	0.07%

I	TRS MFS Def Contribution Plan c/o Mark Leary MFS Investment Management, Inc 500 Boylston St Boston MA 02116-3741	96.14%	3.82%

*  Percentage owned assuming completion of the reorganization on April 2, 2007.

The votes of the shareholders of the Massachusetts Investors Growth Stock Fund are not being solicited because their approval or consent is not necessary for this transaction. As of the record date, the officers and Trustees of the Massachusetts Investors Growth Stock Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Massachusetts Investors Growth Stock Fund. To the best of the knowledge of the Massachusetts Investors Growth Stock Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Massachusetts Investors Growth Stock Fund:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
A	Merrill Lynch Pierce Fenner & Smith Inc For the sole benefit of its customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484	19.85%	18.20%

B	Merrill Lynch Pierce Fenner & Smith Inc For the sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville Fl 32246-6484	7.21%	7.12%

	Citigroup Global Markets Inc Surpas House Account Attn Cindy Tempesta 7th Floor 333 W 34th St New York NY 10001-2402	6.73%	6.65%

C	Merrill Lynch Pierce Fenner & Smith Inc For the sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville Fl 32246-6484	20.26%	20.26%

	Citigroup Global Markets Inc Surpas House Account Attn Cindy Tempesta 7th Floor 333 W 34th St New York NY 10001-2402	6.69%	6.69%

I	Mitra & Co Attn Mutual Funds TR14 C/o M&I Tr 11270 W. Park Pl Ste 400 # PPW-08-WM Milwaukee WI 53224-3638	17.99%	17.27%

	R Joseph R Harter J Zimmerman TRS Bingham McCutchen LLP Ret Plans c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	16.78%	16.12%

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
	Firstenergy Foundation National City Bank Trust Mutual Fund P O Box 94984 Cleveland OH 44101-4984	12.20%	11.72%

	TRS MFS Def Contribution Plan c/o Mark Leary MFS Investment Management Inc 500 Boylston Street Boston MA 02116-3741	12.12%	11.57%

	TRS MFS 401K Plan c/o Mark Leary MFS Investment Management Inc 500 Boylston Street Boston MA 02116-3741	9.45%	9.08%

	Reliance Trust Company TTEE General Cable Deferred Comp Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	9.28%	8.92%

	Trs of the MFS Pension Plan Attn Mark Leary 500 Boylston St Boston MA 02116-3741	7.30%	7.01%

	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	5.06%	4.86%

J	Mizuho Invetors Securities Co Ltd Shibusawa City Place 1-13-16 Nihonbashikayaba-Chuo-Ku Tokyo Japan	91.04%	91.04%

	Mitsubishi UFJ Securities Co Ltd 2-4-1 Marunouchi Chiyoda-Ku Tokyo Japan 1006317	5.80%	5.80%

R	Merrill Lynch Pierce Fenner & Smith Inc For the sole benefit of its customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.29%	8.29%

	P McBride S Aschettino TTEES Davenport Companies 401K & PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	7.07%	7.07%

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
	MFS Heritage Trust Company TTEE Mizuno USA Inc 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	6.91%	6.91%

R1	MFS Heritage Trust Co FBO First Republic Company 401K Plan c/o MFS 500 Boylston St Boston MA 02116-3740	7.89%	7.89%

	MFS Heritage Trust Co FBO Kellam & Pettit P A 401K c/o MFS 500 Boylston St Boston MA 02116-3740	7.35%	7.35%

	MFS Heritage Trust Co FBO Hollingshead Eye Center 401K Plan c/o MFS 500 Boylston St Boston MA 02116-3740	5.46%	5.46%

	MFS Heritage Trust Co FBO Architectural Bldg Components 401K c/o MFS 500 Boylston St Boston MA 02116-3740	5.35%	5.35%

R2	MFS Heritage Trust Co FBO HBA Architecture & Int Design Plan c/o MFS 500 Boylston St Boston MA 02116-3740	34.04%	34.04%

	MFS Heritage Trust Co FBO Bob Ellis Shoe Store 401K Plan c/o MFS 500 Boylston St Boston MA 02116-3740	13.68%	13.68%

	MFS Heritage Trust Co FBO Lynn Thomas & Mihalich PC RetPlan c/o MFS 500 Boylston St Boston MA 02116-3740	12.00%	12.00%

	Massachusetts Financial Services Co 500 Boylston ST Boston MA 02116-3741	7.74%	7.74%

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
	MFS Heritage Trust Co FBO Computer Apps Unlimited Inc Plan c/o MFS 500 Boylston ST Boston MA 02116-3741	7.41%	7.41%

	MG Trust Co TTEE FBO Lemek LLC DBA Panera Bread c/o MFS 500 Boylston ST Boston MA 02116-3741	7.28%	7.28%

	MFS Heritage Trust Co FBO Echol's Heating & Air Cond 401K Pl c/o MFS 500 Boylston ST Boston MA 02116-3741	6.68%	6.68%

R3	MFS Heritage Trust Co FBO Kerlan-Jobe Orthopaedic Clinic c/o MFS 500 Boylston ST Boston MA 02116-3741	26.09%	26.09%

	MFS Heritage Trust Co FBO Wach Emergency Phys PC Retplan c/o MFS 500 Boylston ST Boston MA 02116-3741	5.92%	5.92%

R4	MFS Heritage Trust Co FBO Fabio Perini N America Inc Plan c/o MFS 500 Boylston ST Boston MA 02116-3741	9.93%	9.93%

	MFS Heritage Trust Co FBO Reynolds Smith & Hills Inc Emp 401K P c/o MFS 500 Boylston ST Boston MA 02116-3741	9.03%	9.03%

	MFS Heritage Trust Co FBO Owasco & Onondaga Beverage Corp 401 c/o MFS 500 Boylston ST Boston MA 02116-3741	6.78%	6.78%

Class		Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
		MFS Heritage Trust Co FBO Jernberg Salaried 401K Plan c/o MFS 500 Boylston ST Boston MA 02116-3741	5.73%	5.73%

		MFS Heritage Trust Co FBO EYP M C F Inc PS 401K Plan c/o MFS 500 Boylston ST Boston MA 02116-3741	5.59%	5.59%

		MFS Heritage Trust Co FBO Page Brake 401K Retirement Savings c/o MFS 500 Boylston ST Boston MA 02116-3741	5.19%	5.19%

R5		Merrill Lynch Pierce Fenner & Smith Inc For the sole benefit of its customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484	70.83%	70.83%

		Reliance Trust Company TTEE MGM Mirage 401(K) Savings Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	15.97%	15.97%

		PIMS/Prudential Retirement As Nominee for the TTEE/Cust PL 300 The Great Atlantic & Pacific c/o MFS 500 Boylston ST Boston MA 02116-3741	8.66%	8.66%

529	A	JP Morgan Funds Management Inc FBO College Choice Lg Cap Growth c/o MFS 500 Boylston ST Boston MA 02116-3741	28.67%	28.67%

*  Percentage owned assuming completion of the reorganization on April 2, 2007.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Growth Opportunities Fund has retained at its own expense MIS, an ADP Company, to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $23,500, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Growth Opportunities Fund. The Growth Opportunities Fund

may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Growth Opportunities Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Growth Opportunities Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals. The Growth Opportunities Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by the 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Growth Opportunities Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Growth Opportunities Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to the Growth Opportunities Fund. Ernst & Young LLP serves as an Independent Registered Public Accounting Firm to the Massachusetts Investors Growth Stock Fund. The audited financial statements of the Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund for the fiscal years ended December 31, 2006 and November 30, 2006, respectively, included in the Funds' respective Statements of Additional Information, have been audited by Deloitte & Touche LLP and Ernst & Young LLP, respectively, Independent Registered Public Accounting Firms, whose reports thereon are included in the respective Funds' Statements of Additional Information and Annual Reports to Shareholders for the fiscal years ended December 31, 2006 and November 30, 2006, respectively. The financial statements audited by Deloitte & Touche LLP and Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Growth Opportunities Fund and the Massachusetts Investors Growth Stock Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington D.C. 20549 and the public reference facilities at the SEC's Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Growth Opportunities Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs.

Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Growth Opportunities Fund, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April 17, 2007

MFS GROWTH OPPORTUNITIES FUND
500 Boylston Street
Boston, MA 02116

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this [ ] day of [ ], 2007, by and between MFS Growth Opportunities Fund, a Massachusetts business trust (the "Acquired Fund"), and Massachusetts Investors Growth Stock Fund, a Massachusetts business trust (the "Surviving Fund"), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a "Fund" and, together, as the "Funds."

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the "Regulations") of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value ("shares"), in the Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

The Acquired Fund's shares are divided into three classes, designated Class A, Class B and Class I shares (the "Class A Acquired Fund Shares," the "Class B Acquired Fund Shares" and the "Class I Acquired Fund Shares," respectively, and together, the "Acquired Fund Shares"). The Surviving Fund's shares are divided into fourteen classes (the "Surviving Fund Shares"), including three classes designated Class A, Class B and Class I shares (the "Class A Reorganization Shares," the "Class B Reorganization Shares" and the "Class I Reorganization Shares," respectively), which three classes are the only classes of the Surviving Fund's shares involved in the Reorganization and thus included in the term "Reorganization Shares." Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund's Class A, Class B and Class I shares correspond to the Surviving Fund's Class A, Class B and Class I shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund's Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the

Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class B and Class I Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B and Class I Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B and Class I Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B and Class I (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

2.  Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing

Date (the "Valuation Time"). The net asset value of each class of the Reorganization Shares shall be computed by JP Morgan Chase Bank (the "Custodian"), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Surviving Fund's Amended and Restated Declaration of Trust (the "Surviving Fund's Declaration of Trust") or Master and Amended and Restated By-Laws (the "Surviving Fund's By-Laws") and the Surviving Fund's then-current prospectus and statement of additional information (collectively, the "Surviving Fund Valuation Procedures"), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Acquired Fund's Amended and Restated Declaration of Trust (the "Acquired Fund's Declaration of Trust") or Master Amended and Restated By-Laws (the "Acquired Fund's By-Laws") and the Acquired Fund's then-current prospectus and statement of additional information (collectively, the "Acquired Fund Valuation Procedures"). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund's net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund's Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed); and (c) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund's Valuation Procedures.

3.  Closing and Closing Date

3.1 The Closing Date shall be June 22, 2007 or such other date on or before September 30, 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Acquired Fund and the Surviving Fund, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department's book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "JP Morgan Chase Bank, Custodian for the Massachusetts Investors Growth Stock Fund" or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2007, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  Representations and Warranties

4.1 The Acquired Fund represents and warrants to the Surviving Fund as follows:

(a) The Acquired Fund is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by the Acquired Fund, subject to the approval of the shareholders of the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to own all of the properties and assets of the Acquired Fund and to carry on its business as now being conducted;

(b) The Acquired Fund is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is the sole series thereof, duly constituted in accordance with the applicable provisions of the Acquired Fund's Declaration of Trust, the Acquired Fund's By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of any provision of the Acquired Fund's Declaration of Trust or the Acquired Fund's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund's obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund does not know of facts that might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2006 and December 31, 2005 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of December 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since December 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Acquired Fund's officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired

Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2007 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund's investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund's net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

(j) The authorized capital of the Acquired Fund consists of an unlimited number of shares, currently divided into three classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (except as described in the Acquired Fund's current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) Except as previously disclosed to the Surviving Fund, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Surviving Fund's representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 The Surviving Fund represents and warrants to the Acquired Fund, as follows:

(a) The Surviving Fund is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. The Surviving Fund is not required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by the Surviving Fund. The Surviving Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) The Surviving Fund is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is the sole series therof, duly constituted in accordance with the applicable provisions of the Surviving Fund's Declaration of Trust, the Surviving Fund's By-Laws and the laws of the Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated April 1, 2006, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund's representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) The Surviving Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Surviving Fund's Declaration of Trust or the Surviving Fund's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund or any of its properties or assets. The Surviving Fund does not know of facts that might form the basis for the institution of such proceedings, and the Surviving Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of November 30, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended November 30, 2006 and November 30, 2005 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of November 30, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with U.S. generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since November 30, 2006, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Fund will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning December 1, 2006 and ending on the Closing Date;

(k) The authorized capital of the Surviving Fund consists of an unlimited number of shares, currently divided into fourteen series at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund's issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5.  Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 The Acquired Fund will call a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Surviving Fund each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquired Fund will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund or its designee will furnish to the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7 The Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8 The Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.9 The Acquired Fund agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Surviving Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3 The Acquired Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), the Surviving Fund's investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund, to the effect that:

(a) The Surviving Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is the sole series thereof, duly constituted in accordance with the Surviving Fund's Declaration of Trust and the Surviving Fund's By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund is a valid and binding obligation of the Surviving Fund enforceable against the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Surviving Fund's Declaration of Trust or the Surviving Fund's By-Laws;

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Surviving Fund's Declaration of Trust or the Surviving Fund's By-Laws, or any material provision of any agreement (known to such counsel) to which the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, the Surviving Fund is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by the Surviving Fund in writing to the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Surviving Fund or any of their properties or assets, and the Surviving Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Acquired Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Fund may reasonably request.

7.  Conditions Precedent to Obligations of the Surviving Fund

The obligations of the Surviving Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund's portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 The Surviving Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund's investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) The Acquired Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration

Statement. The Acquired Fund is the sole series thereof, duly constituted in accordance with the Acquired Fund's Declaration of Trust and the Acquired Fund's By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by the Surviving Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c) The Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund's Declaration of Trust or the Acquired Fund's By-Laws, or any material provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund's current prospectus and statement of additional information);

(i) to the knowledge of such counsel, the Acquired Fund is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by the Acquired Fund in writing to the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Acquired Fund or any of the Acquired Fund's properties or assets, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Acquired Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Surviving Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Surviving Fund's Declaration of Trust or of investment restrictions disclosed in the Surviving Fund's prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.  Further Conditions Precedent to Obligations of the Surviving Fund and the Acquired Fund

The obligations of the Acquired Fund hereunder are, at the option of the Surviving Fund, and the obligations of the Surviving Fund hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund's Declaration of Trust and the Acquired Fund's By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Surviving Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the Surviving Fund or the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund's investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund's net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date;

8.6 The Acquired Fund and the Surviving Fund shall have received an opinion of Ropes & Gray LLP ("Tax Counsel"), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

(h) an Acquired Fund Shareholder's holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The Surviving Fund and the Acquired Fund each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Surviving Fund and the Acquired Fund may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund's existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9.  Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 The Surviving Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a "CDSC"), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 The Acquired Fund agrees that it or its designee shall file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing January 1, 2007 and ending on the Closing Date.

9.5 The Acquired Fund agrees that it or its designee shall deliver to the Surviving Fund on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended December 31, 2005 and December 31, 2006, and the short taxable year commencing on January 1, 2007 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder's Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10.  Entire Agreement

The Surviving Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11.  Termination

11.1 This Agreement may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either the Surviving Fund or the Acquired Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Surviving Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Massachusetts Investors Growth Stock Fund or the MFS Growth Opportunities Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14.  Miscellaneous

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of the Surviving Fund's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder.

14.6 A copy of the Acquired Fund's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Fund in accordance with its proportionate interest hereunder.

14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

By:

Susan S. Newton
Assistant Secretary

MFS GROWTH OPPORTUNITIES FUND

By:

Maria F. Dwyer
President

MCD-PRX-4/07

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS GROWTH OPPORTUNITIES FUND

by and exchange for shares of

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

April 17, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the Massachusetts Investors Growth Stock Fund dated April 16, 2007 relating to the sale of all or substantially all of the assets of the MFS Growth Opportunities Fund (the “Growth Opportunities Fund”) to the Massachusetts Investors Growth Stock Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.   Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Massachusetts Investors Growth Stock Fund	B-1
Additional Information about the Growth Opportunities Fund	B-2
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE MASSACHUSETTS INVESTORS GROWTH
STOCK FUND

The Massachusetts Investors Growth Stock Fund’s Statement of Additional Information dated April 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

B-1

ADDITIONAL INFORMATION ABOUT THE GROWTH OPPORTUNITIES FUND

The Growth Opportunities Fund’s Statement of Additional Information dated May 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for the Massachusetts Investors Growth Stock Fund, providing audit services, tax return review, and other consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for Massachusetts Investors Growth Stock Fund.

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Growth Opportunities Fund, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Growth Opportunities Fund.

The following documents are incorporated by reference into this Statement: (i) the Massachusetts Investors Growth Stock Annual Report for the fiscal year ended November 30, 2006; and (ii) the Growth Opportunities Fund’s Annual Report for the fiscal year ended December 31, 2006.  The audited annual financial statements for the Massachusetts Investors Growth Stock Fund and the Growth Opportunities Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP and Deloitte & Touche LLP, respectively, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

In accordance with Item 14 of Form N-14, pro forma financial statements were not prepared for the proposed reorganization of Growth Opportunities Fund into Massachusetts Investors Growth Stock Fund, since the net asset value of the Growth Opportunities Fund did not exceed ten percent of the net asset value of the Massachusetts Investors Growth Stock Fund on February 15, 2007.

B-2

MFS ®

INVESTMENT MANAGEMENT

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE [1-888-221-0697]

OR LOG ON TO WWW.PROXYWEB.COM

999 999 999 999 99	THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND

MFS GROWTH OPPORTUNITIES FUND	PROXY FOR A MEETING OF
SHAREHOLDERS TO BE HELD ON
THURSDAY, JUNE 7, 2007

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Growth Opportunities Fund, on Thursday, June 7, 2007, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.   The Trustees recommend a vote for the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

DATE:

Shareholder sign here	(Sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW

1.    Approval of the Agreement and Plan of Reorganization  providing for the transfer of the assets of MFS Growth Opportunities Fund to Massachusetts Investors Growth Stock Fund, in exchange solely for shares of beneficial interest in Massachusetts Investors Growth Stock Fund and the assumption by Massachusetts Investors Growth Stock Fund of the liabilities of MFS Growth Opportunities Fund, the distribution of the Massachusetts Investors Growth Stock Fund shares to the shareholders of MFS Growth Opportunities Fund in liquidation of MFS Growth Opportunities Fund.

FOR AGAINST ABSTAIN [ ] [ ] [ ]

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.